FLIGHT TO QUALITY SUN BELT MIGRATION

MARKET RENT GROWTH 3Q21 year over year1 MARKET NET ABSORPTION / TOTAL INVENTORY Last 12 months2

COUSINS’ IN-PLACE GROSS RENT PER SF1

CLASS A ASKING RENT ($/SF)1

LEASE EXPIRATIONS BY YEAR1

QUARTERLY NOI2

INCREASE IN 2ND GENERATION CASH NET RENT1

NET DEBT/EBITDA1



Cousins

INVESTOR PRESENTATION

November 2021

COUSINS AT A GLANCE

Preeminent Sun Belt Office REIT

NOI By Market[1]



Dallas
3%
Charlotte
10%
Phoenix
8%
Atlanta
37%
Austin
29%
Houston
4%
Tampa
9%



19.4 MM SF portfolio[2]

91.5% leased[2]

2004 average year built[3]

25% of portfolio less than 5 years old[3]

1.9 MM SF development pipeline[2]



WHY COUSINS?

RESILIENT MARKET FUNDAMENTALS

PREMIER SUN BELT PORTFOLIO

COMPELLING GROWTH OPPORTUNITIES

SIMPLE STRONG BALANCE SHEET

RESILIENT MARKET FUNDAMENTALS

Cousins is Positioned at the Intersection of Two **Powerful** Long-Term Trends

SUN BELT MIGRATION

Top Migration Markets in 2020[1]

GAINERS	LOSERS
1. Phoenix, AZ	1. New York, NY
2. Dallas, TX	2. Los Angeles, CA
3. Orlando, FL	3. Chicago, IL
4. Tampa, FL	4. SF Bay Area, CA
5. Austin, TX	5. Detroit, MI
6. Las Vegas, NV	6. Seattle, WA
7. Atlanta, GA	7. Boston, MA
8. Greenville, SC	8. Miami, FL
9. Charlotte, NC	9. Washington, DC
10. Knoxville, TN	10. Baton Rouge, LA



FLIGHT TO QUALITY

Average Annual Demand Growth[2]



0.9%
0.2%
4&5 Star
3 Star
2009 - 2012
1.9%
0.6%
4&5 Star
3 Star
2013 - 2016
1.3%
0.0%
4&5 Star
3 Star
2017 - 2020
1.6%
0.0%
4&5 Star
3 Star
2021 – 2024
Forecast

Cousins

RESILIENT MARKET FUNDAMENTALS

Corporate Relocations and Expansions **Target** Sun Belt Markets

ATLANTA

VISA

airbnb

AUSTIN

TESLA

ORACLE

CHARLOTTE

Honeywell

LOWE'S

lendingtree

DALLAS

Goldman Sachs

J.P.Morgan

TOYOTA

NASHVILLE

ORACLE

a

[A B]

PHOENIX

PELOTON

a

Robinhood

TAMPA

Pfizer

ARK INVEST

AMGEN

RESILIENT MARKET FUNDAMENTALS

Durable Rent Growth and Absorption

MARKET RENT GROWTH
3Q21 year over year[1]



Cousins
0.2%
Gateway Average
-1.6%
U.S. Average
-0.9%

MARKET NET ABSORPTION / TOTAL INVENTORY
Last 12 months[2]



Cousins
-0.7%
Gateway Average
-1.9%
U.S. Average
-1.5%

RESILIENT MARKET FUNDAMENTALS

Persistent In-Place Rent Growth

COUSINS' IN-PLACE GROSS RENT PER SF[1]



$43.00
$42.00
$41.00
$40.00
$39.00
$38.00
$37.00
$36.00
$35.00
$36.41
$42.87
18% INCREASE
4Q18
1Q19
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21

Cousins

PREMIER SUN BELT PORTFOLIO

Dominant Market Share in Highly-Amenitized Submarkets


Atlanta
MIDTOWN
13%
Class A
Market Share[1]


Atlanta
BUCKHEAD
18%
Class A
Market Share[1]


Austin
THE DOMAIN
40%
Class A
Market Share[1]


Austin
CBD
18%
Class A
Market Share[1]

Operating Asset | Development/Land Asset

PREMIER SUN BELT PORTFOLIO

Dominant Market Share in Highly-Amenitized Submarkets


Charlotte
UPTOWN
6%
Class A
Market Share[1]


Charlotte
SOUTH END
10%
Class A
Market Share[1]


Tampa
WESTSHORE
21%
Class A
Market Share[1]


Phoenix
TEMPE
15%
Class A
Market Share[1]

Operating Asset | Development/Land Asset

PREMIER SUN BELT PORTFOLIO

Commands **Premium** Rents in Our Markets

CLASS A ASKING RENT ($/SF)[1]



ATLANTA
$34.45
$41.54
Total Market
Cousins
AUSTIN
$48.20
$60.53
Total Market
Cousins
CHARLOTTE
$35.78
$41.22
Total Market
Cousins
DALLAS
$32.63
$52.22
Total Market
Cousins
PHOENIX
$32.00
$44.12
Total Market
Cousins
TAMPA
$33.13
$40.69
Total Market
Cousins

PREMIER SUN BELT PORTFOLIO

Manageable Near-Term Lease Expirations

LEASE EXPIRATIONS BY YEAR[1]



45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
Average = 21%
16%
DEA
BXP
PGRE
CUZ
ESRT
KRC
BDN
VNO
SLG
HIW
PDM
FSP
CXP
OPI
OFC
HPP
EQC
CIO
DEI
2021
2022
2023

COMPELLING GROWTH OPPORTUNITIES

$52MM of Annualized Development NOI by 2Q25

CURRENT DEVELOPMENT PIPELINE

NASHVILLE



NEUHOFF

AUSTIN



DOMAIN 9

PHOENIX



100 MILL

AUSTIN



300 COLORADO

	NEUHOFF	DOMAIN 9	100 MILL	300 COLORADO
RSF	914K	338K	287K	369K
% Leased[1]	0%	0%	48%	88%

QUARTERLY NOI[2]


$52MM Annualized
15
12
9
6
3
0
($MM)
2Q22
2Q23
2Q24
2Q25

COMPELLING GROWTH OPPORTUNITIES

Attractive Land Bank Supports **5.1MM SF**[1] of Additional New Development

ATLANTA



901 WEST PEACHTREE
MIDTOWN
420K SF



3354 PEACHTREE
BUCKHEAD
500K SF



715 PONCE
MIDTOWN
200K SF

AUSTIN



DOMAIN CENTRAL
DOMAIN
900K SF



DOMAIN POINT
DOMAIN
600K SF

CHARLOTTE



SOUTH END STATION
SOUTH END
700K SF



303 TREMONT
SOUTH END
550K SF

DALLAS



LEGACY UNION TWO / THREE
LEGACY
600K SF



VICTORY CENTER
UPTOWN
460K SF

TAMPA



CORPORATE CENTER V
WESTSHORE
170K SF

COMPELLING GROWTH OPPORTUNITIES

Significant Opportunities to Grow in Domain Submarket of Austin



Domain 9
Current Development
Domain Central I
Future Development
Domain 7
Domain 8
Domain 4
Domain 3
Domain 3 & 4
Low-rise operating properties with up to 2M SF re-development potential
Domain 12
Domain 2
Proactively replaced full-building Expedia lease with new Fortune 50 technology lease - rolled up rent and extended term - expect six months of downtime in 2022
Domain 10
Domain 11
Domain Point 3 &4
Future Development
Domain Point 1 & 2

Cousins Domain Portfolio

Operating Properties	2.1M SF
Current Development Pipeline	338K SF
Future Development Pipeline	1.5M SF
Total	**4.0M SF**

COMPELLING GROWTH OPPORTUNITIES

Continue to **Roll-Up** Existing Leases Upon Expiration

INCREASE IN 2ND GENERATION CASH NET RENT[1]



25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
1Q17
1Q18
1Q19
1Q20
1Q21
Average = 11.1%
Post-COVID
Average = 14.2%

SIMPLE STRONG BALANCE SHEET

Leverage **Significantly** Below Peers

NET DEBT/EBITDA[1]


14.0x
12.0x
10.0x
8.0x
6.0x
4.0x
2.0x
0.0x
Average = 7.1x
4.5x
SLG
FSP
CXP
PGRE
VNO
BXP
HPP
OPI
BDN
KRC
OFC
DEA
CIO
ARE
PDM
HIW
ESRT
CUZ

SIMPLE STRONG BALANCE SHEET

Substantial Liquidity and Access to Capital Markets


CASH
$6MM
$972 Million Liquidity[1]
REVOLVER
$966MM


ENCUMBERED
22%
Flexible Property Portfolio[2]
UNENCUMBERED
78%

MEET OUR EXECUTIVE TEAM

Stable, Experienced Leadership



M. Colin Connolly
President and Chief Executive Officer



Gregg D. Adzema
Executive Vice President and Chief Financial Officer

Richard Hickson
Executive Vice President, Operations



Pamela F. Roper
Executive Vice President, General Counsel and Corporate Secretary





Kennedy Hicks
Executive Vice President, Investments and Managing Director – Atlanta



John S. McColl
Executive Vice President, Development

Cousins



APPENDIX

ATLANTA

Market Snapshot


AVALON
NORTHPARK
MERIDIAN MARK
3350 PEACHTREE
3348 PEACHTREE
BUCKHEAD PLAZA
3344 PEACHTREE
TERMINUS
SPRING & 8TH
PROMENADE
1200 PEACHTREE
725 PONCE
EMORY HOSPITAL MIDTOWN
75
285
85
20
marta


Submarket Concentration[2]
Midtown 41%
Buckhead 35%
Central Perimeter 17%
North Fulton 7%


Industry Concentration[4]
Technology 25%
Financial Services 20%
Professional Services 11%
Other 10%
Consumer Goods and Services 9%
Real Estate 7%
Healthcare 6%
Legal Services 5%
Transportation 4%
Insurance 3%


7.9MM
Total Square Feet[1]


88%
Leased[1]


$41.54
Average Asking Rent[3]

AUSTIN

Market Snapshot



RESEARCH PARK PLAZA V
DOMAIN 12
DOMAIN 11
DOMAIN 2
DOMAIN 3
DOMAIN POINT
DOMAIN 8
DOMAIN 4
DOMAIN 7
816 CONGRESS
COLORADO TOWER
ONE ELEVEN CONGRESS
SAN JACINTO CENTER
THE TERRACE
Colorado River
N Lamar Blvd
Congress Ave
W 9th St
E Cesar Chavez St
183
1
35
290



Submarket Concentration[2]
Domain 46%
CBD 40%
Southwest 11%
Northwest 3%



Industry Concentration[4]
Technology 32%
Professional Services 22%
Legal Services 16%
Other 10%
Financial Services 8%
Energy 6%
Healthcare 3%
Real Estate 3%



4.7MM
Total Square Feet[1]



95%
Leased[1]



$60.53
Average Asking Rent[3]

CHARLOTTE

Market Snapshot



77
277
29
W Trade St
N Graham St
S Graham St
W 5th St
FIFTH THIRD CENTER
W Morehead St
S Church St
S Tryon St
74
E Stonewall St
S Caldwell St
THE RAILYARD
NASCAR PLAZA
S McDowell St



Submarket Concentration[2]
Uptown 69%
South End 31%



Industry Concentration[4]
Professional Services 6%
Financial Services 32%
Other 8%
Insurance 11%
Consumer Goods Services 12%
Legal Services 14%
Marketing 17%



1.4MM
Total Square Feet[1]



96%
Leased[1]



$41.22
Average Asking Rent[3]

DALLAS

Market Snapshot



LEGACY UNION
Dallas North Tollway
75
35E
635
5950 SHERRY LANE
635
Dallas North Tollway
75
35E
12
12
30
30



Legacy
69%
Submarket Concentration²
Preston Center
31%



Legal Services
6%
Other
3%
Professional Services
8%
Financial Services
26%
Industry Concentration⁴
Energy
57%



516K
Total Square Feet¹



92%
Leased¹



$52.22
Average Asking Rent³

PHOENIX

Market Snapshot



Salt River
202
W Rio Salado Pkwy
HAYDEN FERRY
E Rio Salado Pkwy
111 WEST RIO
TEMPE GATEWAY
W 3rd St
Ash Ave
E 5th St
N Mill Ave



Tempe
100%
Submarket Concentration[2]



Real Estate
4%
Marketing
4%
Technology
25%
Other
8%
Consumer Goods and Services
8%
Industry Concentration[4]
Insurance
9%
Professional Services
23%
Financial Services
19%



1.3MM
Total Square Feet[1]



92%
Leased[1]



$44.12
Average Asking Rent[3]

TAMPA

Market Snapshot



580
92
TAMPA INTERNATIONAL AIRPORT
589
574
574
HARBORVIEW PLACE
CORPORATE CENTERS
92
41
45
HEIGHTS UNION
THE POINTE
275
WESTSHORE
275
275
DOWNTOWN TAMPA
275
60
60
60



Submarket Concentration[2]
Westshore 86%
CBD 14%



Industry Concentration[4]
Insurance 6%
Other 7%
Financial Services 8%
Professional Services 11%
Technology 11%
Legal Services 12%
Consumer Goods and Services 14%
Healthcare 31%



2.0MM
Total Square Feet[1]



93%
Leased[1]



$40.69
Average Asking Rent[3]

DEFINITIONS OF NON-GAAP MEASURES

"NET OPERATING INCOME" ("NOI")
is used by industry analysts, investors and Company management to measure operating performance of the Company's properties. NOI, which is rental property revenues (excluding termination fees) less rental property operating expenses, excludes certain components from net income in order to provide results that are more closely related to a property's results of operations. Certain items, such as interest expense, while included in FFO and net income, do not affect the operating performance of a real estate asset and are often incurred at the corporate level as opposed to the property level. As a result, management uses only those income and expense items that are incurred at the property level to evaluate a property's performance. Depreciation, amortization, and impairment are also excluded from NOI.

In this presentation, the Company is presenting incremental NOI associated with its development for future periods. These non-GAAP measures are forward looking and specific only to the development projects outlined in this presentation. The Company has not finalized projections of its NOI for other projects in its portfolio and has not prepared consolidated projections for NOI or net income (the most comparable GAAP measure to NOI) for any period beyond the third quarter of 2021. Therefore, the Company has not presented a reconciliation of this incremental NOI to net income or any other GAAP financial measure. Such information is not available and would require unreasonable effort to produce in the context of this presentation.

ENDNOTES

Page 2 - Cousins at a Glance

1. Represents Cousins' pro-rata share of third quarter NOI per 30-Sep-2021 filings, adjusted for the acquisition of Heights Union.
2. As of 30-Sep-2021 filings, adjusted for the acquisition of Heights Union.
3. Adjusted for the acquisition of Heights Union.

Page 4- Resilient Market Fundamentals

1. Source: RedFin.com. Data represents estimated net inflows and outflows per Redfin and US Census Bureau data.
2. Source: CoStar data as of 30-Sep-2021.

Page 6 - Resilient Market Fundamentals

1. Source: CoStar for year-over-year 4 & 5 star office rent growth data as of 30-Sep-2021.
2. Source: CoStar for year-over-year net absorption data and total office inventory as of 30-Sep-2021.

Page 7 - Resilient Market Fundamentals

1. Represents Cousins' in-place gross rents per quarterly filings.

Pages 8 & 9 - Premier Sun Belt Portfolio

1. Source: CoStar. Based on 100% of building square footage as of 30-Sep-2021. Does not include 100% owner-occupied buildings or development/land assets.

Page 10 - Premier Sun Belt Portfolio

1. Source: CoStar. Represents weighted average gross rental rates of 4 & 5 star properties as of 30-Sep-2021, adjusted for the acquisition of Heights Union; where net rents are quoted, estimated operating expenses are added to achieve gross rents.

Page 11 - Premier Sun Belt Portfolio

1. Full year lease expirations represent reported total portfolio percent of rent when available, otherwise percent of square footage as reported in companies' most recent quarterly filings as of 30-Sep-2021. CUZ lease expirations include the acquisition of Heights Union. Includes members of the SNL US REIT Office Index who publish a quarterly supplement.

Page 12 - Compelling Growth Opportunities

1. Represents office leased percentage as of 30-Sep-2021.
2. Represents actual share of Cousins' NOI through 3Q21 and Cousins' share of estimated NOI based on executed leases and other currently forecasted leasing for 3Q21 and beyond. See definition of NOI on page 25.

Page 13 - Compelling Growth Opportunities

1. Represents estimated developable SF, excluding redevelopment.

Page 15 - Compelling Growth Opportunities

1. Increase in second generation net rent on a cash basis per Cousins' quarterly filings.

Page 16 - Simple Strong Balance Sheet

1. Represents total debt, including company's share of unconsolidated debt, net of cash divided by quarterly Annualized Adjusted EBITDAre as reported in companies' most recent quarterly filings as of 30-Sep-2021. Includes members of the SNL US REIT Office Index. Excludes KBRS, CMCT, and DEI who either do not publish a quarterly supplement or report quarterly EBITDA and EQC who has negative net debt/EBITDA.

Page 17 - Simple Strong Balance Sheet

1. Represents Cousins' consolidated cash as of 30-Sep-2021 plus availability under Cousins' Credit Facility as of 30-Sep-2021.
2. Calculation is based on pro rata share of NOI of Cousins' assets for the quarter-ended 30-Sep-2021.

Appendix - Market Snapshots

1. Represents portfolio statistics of Company at 100% of building square footage as reported in Cousins' 30-Sep-2021 filings, adjusted for the acquisition of Heights Union. Excludes projects under construction.
2. Calculation is based on pro rata share of NOI of Cousins assets for the quarter ended 30-Sep-2021, adjusted for the acquisition of Heights Union.
3. Source: CoStar. Represents most recent weighted average gross rental rates of Cousins' properties; where net rents are quoted, operating expenses are added to achieve gross rents.
4. Based on 3Q 2021 revenues, adjusted for the acquisition of Heights Union. Management uses SIC codes when available along with judgment to determine tenant industry classification.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION

Certain matters contained in this report are "forward-looking statements" within the meaning of the federal securities laws and are subject to uncertainties and risks, as itemized in Item 1A included in the Annual Report on Form 10-K for the year ended December 31, 2020 and the quarterly report on Form 10-Q for the quarter ended September 30, 2021. These forward-looking statements include information about possible or assumed future results of the business and our financial condition, liquidity, results of operations, plans, and objectives. They also include, among other things, statements regarding subjects that are forward-looking by their nature, such as the following: guidance and underlying assumptions; business and financial strategy; future debt financings; future acquisitions and dispositions of operating assets or joint venture interests; future acquisitions and dispositions of land, including ground leases; future development and redevelopment opportunities, including fee development opportunities; future issuances and repurchases of common stock, limited partnership units, or preferred stock; future distributions; projected capital expenditures; market and industry trends; entry into new markets or changes in existing market concentrations; future changes in interest rates; and all statements that address operating performance, events, or developments that we expect or anticipate will occur in the future – including statements relating to creating value for stockholders. Any forward-looking statements are based upon management's beliefs, assumptions, and expectations of our future performance, taking into account information that is currently available. These beliefs, assumptions, and expectations may change as a result of possible events or factors, not all of which are known. If a change occurs, our business, financial condition, liquidity, and results of operations may vary materially from those expressed in forward-looking statements. Actual results may vary from forward-looking statements due to, but not limited to, the following: the availability and terms of capital; the ability to refinance or repay indebtedness as it matures; the failure of purchase, sale, or other contracts to ultimately close; the failure to achieve anticipated benefits from acquisitions, investments, or dispositions; the potential dilutive effect of common stock or operating partnership unit issuances; the availability of buyers and pricing with respect to the disposition of assets; changes in national and local economic conditions, the real estate industry, and the commercial real estate markets in which we operate (including supply and demand changes), particularly in Atlanta, Austin, Charlotte, Phoenix, Tampa, and Dallas where we have high concentrations of our lease revenues, including the impact of high unemployment, volatility in the public equity and debt markets, and international economic and other conditions; the impact of a public health crisis, including the COVID-19 pandemic, and the governmental and third-party response to such a crisis, which may affect our key personnel, our tenants, and the costs of operating our assets; the impact of social distancing, shelter-in-place, border closings, travel restrictions, remote work requirements, and similar governmental and private measures taken to combat the spread of a public health crisis on our operations and our tenants; sociopolitical unrest such as political instability, civil unrest, armed hostilities, or political activism which may result in a disruption of day-to-day building operations; changes to our strategy with regard to land and other non-core holdings that may require impairment to be recognized; leasing risks, including the ability to obtain new tenants or renew expiring tenants, the ability to lease newly developed and/or recently acquired space, the failure of a tenant to commence or complete tenant improvements on schedule or to occupy leased space, and the risk of declining leasing rates; changes in the needs of our tenants brought about by the desire for co-working arrangements, trends toward utilizing less office space per employee, and the effect of employees working remotely; any adverse change in the financial condition of one or more of our tenants; volatility in interest rates and insurance rates; competition from other developers or investors; the risks associated with real estate developments (such as zoning approval, receipt of required permits, construction delays, cost overruns, and leasing risk); cyber security breaches; changes in senior management, changes in the Board of Directors, and the loss of key personnel; the potential liability for uninsured losses, condemnation, or environmental issues; the potential liability for a failure to meet regulatory requirements; the financial condition and liquidity of, or disputes with, joint venture partners; any failure to comply with debt covenants under credit agreements; any failure to continue to qualify for taxation as a real estate investment trust and meet regulatory requirements; potential changes to state, local, or federal regulations applicable to our business; material changes in the rates, or the ability to pay, dividends on common shares or other securities; potential changes to the tax laws impacting REITs and real estate in general, including proposed tax legislation by the Biden administration; and those additional risks and factors discussed in reports filed with the Securities and Exchange Commission ("SEC") by the Company. The words "believes," "expects," "anticipates," "estimates," "plans," "may," "intend," "will," or similar expressions are intended to identify forward-looking statements. Although we believe that our plans, intentions, and expectations reflected in any forward-looking statements are reasonable, we can give no assurance that such plans, intentions, or expectations will be achieved. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information, or otherwise, except as required under U.S. federal securities laws.



Gregg Adzema
Executive Vice President and Chief Financial Officer
gadzema@cousins.com
404.407.1116

Roni Imbeaux
Vice President, Finance and Investor Relations
rimbeaux@cousins.com
404.407.1104

cousins.com
3344 Peachtree Road NE
Suite 1800
Atlanta, GA 30326